Exhibit 10.6

April 13, 2011

ROBERT W. BAIRD & CO. INCORPORATED

PIPER JAFFRAY & CO.

As Representatives of the Several Underwriters

Identified in Schedule II Annexed Hereto

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

Certain shareholders of Vera Bradley, Inc., an Indiana corporation (the “Company”), named in Schedule I hereto (the “Selling Shareholders”), acting severally and not jointly, propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), subject to the terms and conditions stated herein, an aggregate of 6,039,525 shares (the “Firm Shares”) of the common stock, without par value, of the Company (the “Common Stock”), each Selling Shareholder selling the number of Firm Shares set forth opposite such Selling Shareholder’s name in Schedule I hereto.

The Selling Shareholders, acting severally and not jointly, also propose to sell to the Underwriters, subject to the terms and conditions stated herein, up to an additional 905,929 shares of common stock, without par value, of the Company in the aggregate (the “Additional Shares”), each Selling Shareholder selling up to the number of Additional Shares set forth opposite such Selling Shareholder’s name in Schedule I hereto, if and to the extent that Robert W. Baird & Co. Incorporated (“Baird”) and Piper Jaffray & Co. (together with Baird, the “Representatives”), as representatives of the several Underwriters, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (registration no. 333-173277), including a form of prospectus, relating to the public offering of the Shares (the “Offering”). The effective date of such registration statement was accelerated by the Commission and such registration statement became effective on April 8, 2011 pursuant to Rule 461 under the Securities Act. Such registration statement was amended by post-effective amendment no. 1 thereto filed with the Commission on the date of this Agreement and the registration statement as so amended became effective on such date pursuant to Rule 462(d) under the Securities Act. The registration statement, as amended at the time it last became effective, including the exhibits and documents filed as part thereof and information contained in the prospectus filed as part of the registration statement pursuant to Rule 424 or otherwise deemed to be part of the registration statement pursuant to Rule 430A or 430C under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include the Rule 462 Registration Statement. The Company also has filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission pursuant to Rule 424(b) under the Act a final prospectus (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), the “Prospectus”) that meets the requirements of Section 10(a) of the Securities Act. The term “Preliminary Prospectus,” as of any time, means any preliminary form of prospectus included in the Registration Statement immediately prior to such time, or filed with the Commission pursuant to Rule 424(a) under the Securities Act at such time, or furnished to the Underwriters for delivery to prospective investors at such time, that omits certain information as permitted by Rule 430A(a). The “Preliminary Prospectus” without reference to a time means such Preliminary Prospectus immediately prior to the Time of Sale (as defined below).

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule III hereto (each, a “Permitted Free Writing Prospectus”), and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule III hereto; “Time of Sale” means 10:30 p.m. (Central Time) on the date of this Agreement; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date and on each Option Closing Date, if any, that:

(a) The Registration Statement became effective on the date of this Agreement under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b) The Preliminary Prospectus filed as part of the Registration Statement or pursuant to Rule 424 under the Securities Act, when so filed, complied in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 424, 430A or 430C).

(c) (i) The Registration Statement did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the rules and regulations thereunder; (iii) the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) the Preliminary Prospectus furnished to the Underwriters for delivery to prospective investors complied in all material respects with the Securities Act (including without limitation the requirements of Section 10 of the Securities Act); (v) the Time of Sale Prospectus does not, and, at the Time of Sale, at the Closing Date (as defined in Section 5) and, if applicable, at each Option Closing Date (as defined in Section 3), the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) each Permitted Free Writing Prospectus does not conflict in any material respect with the information contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus and was accompanied or preceded by the then-most recent Preliminary Prospectus, to the extent required by Rule 433; (vii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (viii) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b), at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the name of each Underwriter and the number of Shares each Underwriter has agreed to purchase as set forth in the table following the first paragraph, the third sentence of the third paragraph, the second and third sentences of the sixth paragraph, the seventh paragraph, the twelfth through the eighteenth paragraph, the twenty-fifth paragraph and the first sentence of the twenty-sixth paragraph, in each case in the “Underwriting” section of the Preliminary Prospectus and the Prospectus (the “Underwriters’ Information”).

(d) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are an independent registered public accounting firm as required by the Securities Act and related regulations.

(e) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus and/or the Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Representatives, other than the Permitted Free Writing Prospectuses and road shows furnished or presented to the Representatives before first use. Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433; the conditions set forth in Rule 433(b)(2) under the Securities Act are satisfied, and the Registration Statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Act; and each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act.

(f) The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

(g) The Shares are listed, and admitted and authorized for trading, on The Nasdaq Global Select Market (the “Exchange”), and the Company has not received any notice from the Exchange regarding the delisting of such shares from the Exchange. To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority (“FINRA”) and (ii) the Company or any of its subsidiaries or any of their officers, directors or 5% or greater security holders or any beneficial owner of the Company’s or any of its subsidiaries’ unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date that the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(h) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Indiana, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) prevent or materially interfere with consummation of any of the transactions contemplated hereby or result in the delisting of shares of Common Stock from the Exchange (the occurrence of any such effect, prevention, interference or result described in the foregoing clause (i) or (ii) being herein referred to as a “material adverse effect”).

(i) Each subsidiary of the Company has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect; all of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities and claims imposed by or pursuant to the Amended and Restated Credit Agreement dated as of October 4, 2010 among Vera Bradley Designs, Inc., certain lenders party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent, filed as Exhibit 10.6 to the Registration Statement (the “Credit Agreement”).

(j) This Agreement has been duly authorized, executed and delivered by the Company.

(k) The authorized capital stock of the Company consists of 5,000,000 shares of preferred stock, without par value, and 200,000,000 shares of Common Stock and conforms and will conform to the description thereof contained in the Time of Sale Prospectus and the Prospectus. Immediately after giving effect to the sales contemplated by this Agreement, the outstanding capital stock of the Company will be as set forth in the Time of Sale Prospectus and as will be set forth in the Prospectus and will consist of 40,506,670 shares of Common Stock.

(l) All of the shares of Common Stock outstanding (including Shares to be sold by the Selling Shareholders) are duly authorized, validly issued, fully paid and non-assessable, issued in compliance with applicable securities laws and not issued in violation of or subject to any preemptive or similar rights.

(m) Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or any of the transactions contemplated by this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default under: (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary, if any such breach, violation, lien, charge, encumbrance or default would be material in any respect; (ii) the charter or bylaws (or other organizational documents) of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound, except where a breach or other violation of any such contract, agreement, obligation, covenant or instrument would have no material adverse effect.

(n) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), or approval of the Company’s shareholders, is required in connection with the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or “blue sky” laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the FINRA Conduct Rules.

(o) There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange) (i) other than any such action, suit, claim, investigation or proceeding accurately described in the Time of Sale Prospectus that, if resolved adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a material adverse effect or (ii) that are required to be described in the Time of Sale Prospectus and are not so described. There are no statutes or regulations that are required by law to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p) The Company and its subsidiaries are not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, none of them will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q) The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and its subsidiaries for the periods specified and have been prepared in all material respects in compliance with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and conform in all material respects with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial data regarding the Company and its subsidiaries contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented in all material respects and are prepared on a basis consistent with the financial statements and books and records of the Company and its subsidiaries to which such data relate; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; and the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Time of Sale Prospectus and the Prospectus.

(r) All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses has been made or reaffirmed with a reasonable basis and in good faith. The projections included in the Registration Statement, the Time of Sale Prospectus and the Prospectus (the “Projections”) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith best estimate of the matters described therein. The Projections were prepared by the Company based on reasonable assumptions, including, among other things, (i) the Company’s anticipated future performance after the consummation of the Offering and (ii) general business and economic conditions. The Projections are based upon an analysis of the data available to the Company, after due inquiry, at the time of the Projections.

(s) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities or any potential liabilities to third parties) that would have a material adverse effect.

(t) Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(u) There are no contracts or documents that are required by law to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and that have not been so described or filed as required.

(v) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change in, or any development of which the Company is aware that could reasonably be expected to have a material adverse effect on, the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole, (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends, and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, in each case except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(w) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Time of Sale Prospectus or (ii) such as arise under the Credit Agreement or otherwise and do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(x) Each of the Company and its subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or that is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the Intellectual Property, except for claims and challenges disclosed in writing to the Representatives or that would not have a material adverse effect and, if and to the extent material, disclosed in the Time of Sale Prospectus. Neither the Company nor any of its subsidiaries has received notice of a claim by any other person that the Company or any of its subsidiaries has infringed or is infringing the intellectual property of such other person, except for notices disclosed in writing to the Representatives or that would not have a material adverse effect and, if and to the extent material, as disclosed in the Time of Sale Prospectus.

(y) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or other contractors that, if it came to fruition, would have a material adverse effect. Neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations as would have no material adverse effect.

(z) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(aa) Except as otherwise would not, individually or in the aggregate, have a material adverse effect, the buildings, structures and equipment owned or used by the Company and its subsidiaries are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of buildings and other structures, are structurally sound.

(bb) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(cc) No subsidiary of the Company is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying to the Company any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as provided in the Credit Agreement and described in the Time of Sale Prospectus.

(dd) The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) in compliance in all material respects with the requirements of the Exchange Act. The Company’s internal control over financial reporting has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance in all material respects with generally accepted accounting principles. Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year there has been (i) no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities.

(ff) The Company complies in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley-Act”) with which the Company is required to comply as of the date of this Agreement. The Company is actively taking steps to ensure that it will be in compliance in all material respects with provisions of the Sarbanes-Oxley Act that will become applicable to the Company after the date of this Agreement.

(gg) Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement that are material to the Company and its subsidiaries, taken as a whole, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(hh) There are no business relationships or related party transactions involving the Company or any subsidiary or any other person required to be described in the most recent Preliminary Prospectus or the Prospectus that have not been described as required.

(ii) All tax returns required to be filed by the Company or any of its subsidiaries have been timely filed through the date hereof, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided and other than those the payment of which would not have a material adverse effect.

(jj) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by any such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance therewith, including, without limitation, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity in all material respects with U.S. generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(kk) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the Currency and Foreign Transactions Reporting Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly known as the USA PATRIOT Act) and with all other applicable domestic and foreign financial recordkeeping and reporting requirements, money laundering statutes and all rules, regulations and guidelines issued, administered or enforced by any governmental agency thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm) Neither the Company nor any of its subsidiaries has sold, offered, offered to sell, offered for sale or solicited an offer to buy any shares of Common Stock or other equity securities during the six-month period immediately preceding the date hereof, other than (i) such offers and solicitations as may have been effected by any Underwriter on behalf of the Company in connection with the Offering, (ii) such offers and solicitations as may have been effected by any Underwriter on behalf of the Company in connection with the Company’s initial public offering and (iii) such offers, solicitations and sales as have been disclosed under Item 15 in Part II of the Registration Statement or the Time of Sale Prospectus.

(nn) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action that will constitute, or has constituted, or designed to cause or result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(oo) Except as disclosed in the Registration Statement and the Prospectus, the Company has no lending or other business relationship with any bank or with any lending affiliate of any Underwriter.

2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly with the other Selling Shareholders, represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date and on each Option Closing Date, if any, that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

(b) Neither the execution and delivery by such Selling Shareholder of, nor the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Wells Fargo Bank, N.A., as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”), will conflict with, contravene, result in a breach or violation of, or the imposition of any lien, charge or encumbrance upon any assets of such Selling Shareholder pursuant to, or constitute a default under, (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over such Selling Shareholder if any such breach, violation, lien, charge, encumbrance or default would be material in any respect, provided that no representation, warranty or agreement is made in this clause (i) with respect to the antifraud provisions of federal and state securities laws, (ii) the charter or bylaws (or other organizational documents) of such Selling Shareholder, if the Selling Shareholder is other than a natural person, or (iii) any contract, agreement, obligation, covenant or instrument to which such Selling Shareholder (or any of her, his or its assets) is subject or bound, except, in the case of this clause (iii), for such conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to impair in any material respect the consummation of such Selling Shareholder’s obligations under this Agreement, the Custody Agreement or the Power of Attorney; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of her, his or its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as (i) may be required by the securities or “blue sky” laws of the various jurisdictions in connection with the offer and sale of the Shares and (ii) may have previously been made or obtained. Such attorneys-in-fact have been authorized pursuant to the Power of Attorney to execute and deliver this Agreement on behalf of such Selling Shareholder, and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares to be sold by such Selling Shareholder against delivery thereof and otherwise act on behalf of such Selling Shareholder.

(c) All of the Shares to be sold by such Selling Shareholder pursuant to this Agreement are held of record by such Selling Shareholder and are represented by certificated securities in registered form of Common Stock. Such Selling Shareholder is the beneficial owner of the number of shares of Common Stock disclosed under “Principal and Selling Shareholders” in the Time of Sale Prospectus and to be disclosed under that caption in the Prospectus as being shares of capital stock of the Company owned beneficially by such Selling Shareholder immediately prior to the Offering. Such Selling Shareholder will have on the Closing Date and on each Option Closing Date, if any, valid and marketable title to the number of Shares to be sold by such Selling Shareholder under this Agreement, free and clear of all security interests, claims, liens, equities or other encumbrances, except as provided in subsection (e) of this Section. Such Selling Shareholder has on the date hereof, and will have on the Closing Date and on each Option Closing Date, if any, the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

(d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are the legal, valid and binding agreements of such Selling Shareholder. A copy of each of the Custody Agreement and Power of Attorney has been delivered to Baird.

(e) Not later than the close of business on the day after the date of this Agreement, such Selling Shareholder will deposit in custody with the Custodian, under the Custody Agreement, certificates in negotiable form evidencing such Selling Shareholder’s shares of Common Stock to be sold as Shares by such Selling Stockholder pursuant to this Agreement. Such Shares to be sold by such Selling Stockholder are subject to the interests of the Company, the Underwriters and the other Selling Shareholders; the arrangements made for such custody, and the appointment of the Agent pursuant to the Power of Attorney, are to that extent irrevocable; and the obligations of such Selling Shareholder hereunder and under the Power of Attorney and the Custody Agreement shall not be terminated except as provided in this Agreement, the Power of Attorney or the Custody Agreement by any act of such Selling Shareholder, by operation of law, whether, in the case of an individual Selling Shareholder, by the death or incapacity of such Selling Shareholder, or, in the case of a trust or an estate, by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or, in the case of a partnership, corporation or limited liability company, by the dissolution, winding-up or other event affecting the legal life of such entity, or by the occurrence of any other event. If such Selling Shareholder is an individual and if such Selling Shareholder should die or become incapacitated, or if any such trustee or executor should die or become incapacitated, or if any such trust, estate, partnership, corporation or limited liability company should be terminated, or if any other event should occur before the delivery of such Selling Shareholder’s Shares hereunder, then the documents evidencing such Selling Shareholder’s Shares then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

(f) Upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim” (within the meaning of Section 8-102 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares (within the meaning of Section 8-303 of the UCC), (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares, and (iii) no action based on any “adverse claim” (within the meaning of 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, warranty and agreement, such Selling Shareholder may assume that, when such payment, delivery and crediting occur, (w) the Selling Shareholders’ Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its charter, bylaws and applicable law, (x) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102 of the UCC), and (y) appropriate entries to the accounts of each of the Underwriters on the records of DTC will have been made pursuant to the UCC and (z) DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York.

(g) Such Selling Shareholder has not, before the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus.

(h) If such Selling Shareholder is a beneficial owner of 5% or more of the outstanding common stock or of any other unregistered equity securities of the Company or any of its subsidiaries acquired at any time on or after the 180th day immediately preceding the date that the Registration Statement was initially filed with the Commission, then such Selling Shareholder does not have any association or affiliation with a member of FINRA.

(i) Such Selling Shareholder has not, directly or indirectly, taken any action that will constitute, or has constituted, or designed to cause or result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(j) Such Selling Shareholder has reviewed the Registration Statement and the Time of Sale Prospectus and, to the knowledge of such Selling Shareholder, neither the Registration Statement, when it became effective under the Securities Act, nor the Time of Sale Prospectus as then amended or supplemented, if applicable, at the Closing Date, contained or will contain, respectively, any untrue statement of a material fact or omitted or will omit, respectively, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such Selling Shareholder confirms the accuracy of the information concerning the undersigned (i) contained in the Selling Shareholder’s questionnaire furnished by the undersigned to the Company for purposes of filings with FINRA and (ii) as set forth in the Registration Statement and the Time of Sale Prospectus under the caption “Principal and Selling Shareholders.”

(k) Except as disclosed in the Registration Statement and the Time of Sale Prospectus and as will be disclosed in the Prospectus, such Selling Shareholder does not have any contractual or other rights to have any securities registered for sale by the Company under the Securities Act.

(l) Such Selling Shareholder has not prepared or had prepared on its behalf, or used or referred to, any free writing prospectus and has not distributed any written materials in connection with the Offering.

3. Agreements to Sell and Purchase. Each Selling Shareholder, severally and not jointly, hereby agrees to sell the number of Shares set forth opposite such Selling Shareholder’s name in Schedule I hereto to the Underwriters, severally and not jointly, at a price of $41,434 per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, hereby agrees, severally and not jointly, to purchase from each Selling Shareholder, at the Purchase Price, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (such Underwriter’s “Several Commitment”) that bears the same proportion to the number of Firm Shares to be sold by each such Selling Shareholder as the Underwriter’s Several Commitment bears to the total number of Firm Shares, subject, in each case, to such adjustments as Baird in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

Moreover, the Selling Shareholders, severally and not jointly, hereby agree to sell up to an aggregate of 905,929 Additional Shares to the Underwriters, severally and not jointly (each Selling Shareholder hereby agreeing to sell up to the number of Additional Shares set forth opposite such Selling Shareholder’s name in Schedule I hereto), at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares, at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date (as defined in Section 5) or later than ten business days after the date of such notice. Additional Shares may be purchased by the Underwriters solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the Underwriter’s Several Commitment bears to the total number of Firm Shares, subject, in each case, to such adjustments as Baird in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

Each Selling Shareholder agrees to comply with the terms and conditions of the Lock-Up Agreement that it has executed and delivered to the Representatives on or before the date hereof, which Lock-Up Agreement was executed in substantially the form of Exhibit D hereto.

Each Selling Shareholder agrees to advise the Representatives promptly, and, if requested by the Representatives, to confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act, of any change in information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus that relates to such Selling Shareholder.

4. Terms of Public Offering. The Selling Shareholders are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in the Representatives’ judgment is advisable. The Selling Shareholders are further advised by the Representatives that the Shares are to be offered to the public initially at $43.50 per share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $1.24 per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may re-allow, a concession, not in excess of $0.10 per share, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder (or to accounts otherwise designated by such Selling Shareholder and agreed to by the Underwriters) in Federal or other funds immediately available in Chicago against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on April 19, 2011 or at such other time on the same or such other date as shall be agreed to by the parties hereto in writing. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder (or to accounts otherwise designated by such Selling Shareholder and agreed to by the Underwriters) in Federal or other funds immediately available in Chicago against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than May 13, 2011, as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company and each Selling Shareholder contained in this Agreement are, on the date hereof, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company and the Selling Shareholders have performed their respective obligations required to be performed prior to the Closing Date or the Option Closing Date, as the case may be, and the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date there shall not have occurred any adverse change, or any development involving a prospective adverse change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that makes it, in Baird’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be. The delivery of the certificate provided for in this Section 6(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Options Closing Date, as the case may be, and signed by each Selling Shareholder (or such Selling Shareholder’s attorney-in-fact), to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be. The delivery of the certificate provided for in this Section 6(c) shall constitute a representation and warranty of each Selling Shareholder as to the statements made in such certificate.

(d) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion letter of Winston & Strawn LLP, counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters and to the effect set forth in Exhibit A-1 hereto. In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent it deems proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Ice Miller LLP, counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters and to the effect set forth in Exhibit A-2 hereto. In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent it deems proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(f) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, opinions of counsel for all of the Selling Shareholders, dated the Closing Date or such Option Closing Date, as the case may be, each in form and substance reasonably satisfactory to counsel for the Underwriters and to the effect set forth in Exhibit B hereto. In rendering such opinion, each such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of the Selling Shareholders. The opinions of such counsel shall be rendered to the Underwriters at the request of the Selling Shareholders and shall so state therein.

(g) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Foley & Lardner LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters. In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

(h) The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters and PricewaterhouseCoopers LLP, from PricewaterhouseCoopers LLP, independent public accountants, addressed to the Underwriters and to the Company, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus

and the Prospectus, provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(i) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued, and no order preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for any such purpose shall have been instituted or shall be threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement or any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to Baird’s satisfaction.

(j) The Lock-Up Agreements, each substantially in the form of Exhibit D hereto, between the Representatives, on the one hand, and each of the certain shareholders, executive officers and directors of the Company identified on Schedule IV to this Agreement, on the other hand, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

(k) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to Baird, without charge, three signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in Milwaukee, Wisconsin, without charge, prior to 10:00 a.m. (Central Time) on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(f) or 7(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as Baird may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to Baird a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which Baird reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to Baird a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by or referred to by the Company and not to use or refer to any proposed free writing prospectus to which Baird reasonably objects.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) To advise Baird promptly of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and, if the Commission should enter such a stop order, to use its commercially reasonable best efforts to obtain the lifting or removal of such order as soon as possible.

(f) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g) If, during such period after the first date of the Offering as in the opinion of counsel for the Underwriters the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h) If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Rule 462 Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use commercially reasonable efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective and, (ii) if Rule 430A or 430C under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(i) To file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(j) Promptly to furnish such information or to take such action as Baird may request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such states and other jurisdictions (domestic and foreign) as Baird shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise Baird of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(k) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earning statement covering a period of at least twelve months beginning after the effective date of the Registration

Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(l) During the period commencing on the date hereof and ending ninety days after the date of the Prospectus, and without the prior written consent of Baird on behalf of the Underwriters, not to (i) offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii). The restrictions contained in the preceding sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the grant of options to purchase shares of Common Stock or restricted shares or restricted stock units pursuant to an employee benefit plan under the terms of such plan in effect on the date hereof, provided, in the case of stock options, that the exercise price is not less than fair market value on the grant date, (iii) the issuance by the Company of shares of Common Stock upon the exercise of an option outstanding on the date hereof (and of which the Representatives have been advised in writing before the date hereof), (iv) the filing of a registration statement on Form S-8 relating to shares of Common Stock issued under any employee benefit plan under the terms of such plan in effect on the date hereof or (v) the issuance of shares of Common Stock in connection with the acquisition of another company in an amount not to exceed 10% of the total shares of Common Stock outstanding immediately following such issuance. Notwithstanding the foregoing, if (1) during the last 17 days of the ninety-day restricted period the Company issues an earnings release or announces material news or a material event relating to the Company occurs, or (2) prior to the expiration of the ninety-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the ninety-day restricted period, then the restrictions imposed by this subsection of this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event unless waived by Baird. The Company shall promptly notify Baird of any earnings release, news or event that may give rise to an extension of the initial ninety-day restricted period.

(m) To prepare, if Baird so reasonably requests, a final term sheet relating to the Offering, containing only information that describes the final terms of the Offering in a form consented to by Baird, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date that the final terms have been established for the Offering.

(n) To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Securities Act.

(o) Not to take, directly or indirectly, any action that will constitute, or has constituted, or designed to cause or result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(p) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(q) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or “blue sky” memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 7(j) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters, in connection with such qualification and in connection with any Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, (v) all costs and expenses incident to listing the Shares on the Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any road show undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company and the travel, food and lodging expenses of the representatives and officers of the Company and any such consultants (but not the travel, food and lodging expenses of the Underwriters, except that the Company will pay half of the costs and expenses of any private air travel used on any such road show), (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided, however, that the liability of the Company for reasonable fees and disbursements of counsel for the Underwriters pursuant to clauses (iii), (iv) and (x) shall not exceed $15,000 in the aggregate.

Whether or not the sale of the Shares provided for herein is consummated, each Selling Shareholder, severally and not jointly, will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder’s obligations hereunder that are not otherwise specifically provided for in this Section 8, including (i) any fees and expenses of counsel for and other advisors to such Selling Shareholder and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder.

Except as expressly set forth herein, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses (including road show expenses incurred by their personnel) connected with any offers they may make. Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 (other than subsection (g) or (l) thereof) is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or to comply with any provision hereof (other than by reason of a default by any of the Underwriters), then the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through Baird on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or in furtherance of the Offering.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities, including actions and other proceedings in respect thereof and including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, action or other proceeding (any of the foregoing being a “Loss”), caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 9(a) to the extent that Losses are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein is the Underwriters’ Information.

(b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all Losses caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use therein. The Underwriters and each Selling Shareholder agree that the indemnity agreement contained in this clause (b) shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of such Selling Shareholder. The liability of each Selling Shareholder under this Section 9(b) shall be limited to an amount equal to the net proceeds (before expenses) from the Offering received by such Selling Shareholder under this Agreement.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein is the Underwriters’ Information.

(d) In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to subsection (a), (b) or (c) of this Section 9, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate law firm for the Underwriters and such control persons and affiliates of any Underwriters, such law firm shall be designated in writing by Baird. In the case of any such separate law firm for the Company, and such directors, officers and control persons of the Company, such law firm shall be designated in writing by the Company. In the case of any such separate law firm for the Selling Shareholders and such control persons of any Selling Shareholders, such law firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff that is not timely appealed or is not capable of being appealed, then the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on Losses that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in subsections (a), (b) and (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such subsection, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the Offering or, (ii) if the allocation provided by clause (i) of this subsection (e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the

Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the Offering shall be deemed to be in the same respective proportions as the net proceeds from the Offering (before deducting expenses) received by the Company and the Selling Shareholders on the one hand and the total underwriting discounts and commissions received by the Underwriters on the other hand, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several, in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Shareholder under the contribution agreement contained in this subsection shall be limited to an amount equal to the net proceeds (before expenses) from the Offering received by such Selling Shareholder under this Agreement. Notwithstanding the foregoing provisions of this subsection (e), no Selling Shareholder shall be required to contribute unless such Selling Shareholder would have had indemnification obligations pursuant to Section 9(b) above.

(f) The Selling Shareholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

10. Termination. Baird, in its absolute discretion, may terminate this Agreement by notice given to the Company and the Selling Shareholders at any time on or before the Closing Date or, with respect to the Additional Shares only, after the Closing Date and on or before an Option Closing Date (a) if trading generally shall have been suspended or materially limited or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, on the New York Stock Exchange or the Exchange, (b) if trading of any securities of the Company shall have been suspended or materially limited by the Commission or the Exchange, (c) if a material disruption in securities settlement, payment or clearance services in the United States or Europe shall have occurred, (d) if any moratorium or material limitation on commercial banking activities shall have been declared by Federal, Illinois or New York state authorities or (e) if there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or if there shall have occurred any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, and if the effect of any such event specified in this clause (e) is to make it, in Baird’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

11. Effectiveness; Default by One or More of the Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, then the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as Baird may specify, to purchase the Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that, that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-tenth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to Baird, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either Baird or the relevant Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus and in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, then the non-defaulting Underwriters shall have the right (but not the obligation) to purchase, in such proportion as may be agreed upon among them, all of the Additional Shares to be sold on such Option Closing Date. If the non-defaulting Underwriters do not exercise their right to purchase the Additional Shares, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Default by One or More of the Selling Shareholders. If a Selling Shareholder shall fail or refuse on the Closing Date or an Option Closing Date, as the case may be, to sell and deliver the number of Shares that such Selling Shareholder is obligated to sell hereunder, and if the remaining Selling Shareholders do not exercise the right, hereby granted, to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule I hereto, then the Underwriters may, at the option of Baird, by notice from Baird to the Company and the non-defaulting Shareholders, either (i) terminate this Agreement without liability on the fault of any non-defaulting party or (ii) elect to purchase the Shares that the non-defaulting Selling Shareholders have agreed to sell hereunder. In any such case either Baird or the relevant Selling Shareholders shall have the right to postpone the Closing Date or the Option Delivery Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus and in any other documents or arrangements may be effected. Any action taken under this Section shall not relieve any defaulting Selling Shareholder from liability in respect of any default of such Selling Shareholder under this Agreement.

13. Representations and Indemnities to Survive. All representations, warranties, covenants and other agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or of the Selling Shareholders or any attorney-in-fact for any of the Selling Shareholders submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors, controlling persons, affiliates or others referred to in Section 9 hereof and will survive delivery of and payment for the Shares. The provisions of this Section 13 and of Sections 1, 8, 9, 19 and 20 hereof shall survive any termination or cancellation of this Agreement.

14. Intended Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any individual or entity, other than the Underwriters, the Company and the Selling Shareholders and their respective successors, and the controlling persons, affiliates, officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement is intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons, affiliates, officers and directors and their heirs and legal representatives, and for the benefit of no one else.

15. Entire Agreement. This Agreement evidences the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the Offering and the purchase and sale of the Shares. Any prior agreement among some or all of the parties to this Agreement is superseded by this Agreement to the extent it is inconsistent with this Agreement.

16. No Advisory or Fiduciary Relationship. The Company and the Selling Shareholders acknowledge that in connection with the Offering: (i) the Underwriters have acted at arm’s length, as principals, are not agents or advisors of and owe no fiduciary duties to the Company, any of its subsidiaries, any Selling Shareholder, any other shareholder or any affiliate, creditor or employee of the Company (irrespective of whether an Underwriter has advised or is currently advising the Company or any other such individual or entity on other matters); (ii) the Underwriters owe the Company and the Selling Shareholders only those duties and obligations set forth in this Agreement; (iii) the Underwriters may have interests that differ from those of the Company and the Selling Shareholders; and (iv) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company, and each of the Selling Shareholders has consulted its, her or his respective legal, accounting, regulatory and tax advisors to the extent that it, she or he deemed appropriate. Each of the Company and the Selling Shareholders waives, to the full extent permitted by applicable law, any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the Offering.

17. Partial Unenforceability. The invalidity or unenforceability of any Section, subsection, paragraph, clause or other provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection, paragraph, clause or other provision hereof. If any Section, subsection, paragraph, clause or other provision of this Agreement is for any reason determined to be invalid or unenforceable, then there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make the remainder of this Agreement valid and enforceable.

18. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall, for all purposes, have the same force and legal effect as an original signature on this Agreement.

19. TRIAL BY JURY. THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SUBSIDIARIES, SHAREHOLDERS AND AFFILIATES), EACH OF THE SELLING SHAREHOLDERS AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING

TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

21. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO CHICAGO TIME.

22. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

23. Notices. All communications hereunder shall be in writing and effective only upon receipt shall be delivered, mailed or sent to the parties as follows:

(a) If to the Underwriters, to:

Christopher J. Sciortino

Robert W. Baird & Co. Incorporated

227 West Monroe Street

Suite 2100

Chicago, IL 60606

Fax: (312) 609-4949

(with a copy to)

Legal Department

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Fax: (414) 298-7800

(with a copy, which shall not constitute notice, to)

Patrick Daugherty

Foley & Lardner LLP

321 N. Clark Street

Chicago, IL 60654-5313

Fax: (312) 832-4700

(b) If to the Company, to:

Michael C. Ray

Chief Executive Officer

Vera Bradley, Inc.

2208 Production Road

Fort Wayne, IN 46808

Fax: (800) 975-8372

(with a copy, which shall not constitute notice, to)

Steven J. Gavin

Winston & Strawn LLP

35 West Wacker Drive

Chicago, IL 60601

Fax: (312) 558-5700

(c) If to the Selling Shareholders (other than The Chicago Community Foundation), to each of them by name at:

Vera Bradley, Inc.

2208 Production Road

Fort Wayne, IN 46808

Fax: (800) 975-8372

(with a copy, which shall not constitute notice, to)

Steven J. Gavin

Winston & Strawn LLP

35 West Wacker Drive

Chicago, IL 60601

Fax: (312) 558-5700

(d) If to The Chicago Community Foundation as a Selling Shareholder, to it by name at:

The Chicago Community Foundation

111 East Wacker Drive, Suite 1400

Chicago, IL 60601

Attention: Treasurer

Fax: (312) 616-7955

(with a copy, which shall not constitute notice, to)

David A. Schuette

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Fax: (312) 701-7711

Very truly yours,

VERA BRADLEY, INC.

By:	/s/ Michael C. Ray
Michael C. Ray
Chief Executive Officer

The Selling Shareholders named in Schedule I hereto, acting severally

By:	/s/ Jeffrey A. Blade
Jeffrey A. Blade
Attorney-in-Fact

Accepted as of the date hereof:

ROBERT W. BAIRD & CO. INCORPORATED

PIPER JAFFRAY & CO.

By:	Robert W. Baird & Co. Incorporated Acting on behalf of the Representatives and the other several Underwriters named in Schedule II hereto

	By:	/s/ Gary R. Placek
	Name:	Gary R. Placek
	Title:	Director

SCHEDULE I

Selling Shareholder	Number of Firm Shares To Be Sold	Number of Additional Shares To Be Sold

Barbara B. Baekgaard 2009 Grantor Retained Annuity Trust	2,289,000	343,350

Michael C. Ray	86,700	13,005

C. Roddy Mann	2,600	390

Jill A. Nichols	360,000	54,000

David O. Thompson	4,100	615

David R. Traylor	16,000	2,400

Matthew C. Wojewuczki	5,560	834

Patricia R. Miller	650,484	97,572

Patricia R. Miller 2007 Annuity Trust	927,525	139,129

Patricia R. Miller 2009 Annuity Trust	947,826	142,174

The Chicago Community Foundation	494,730	74,210

Kimberly F. Colby	255,000	38,250

Total:	6,039,525	905,929

SCHEDULE II

Underwriter	Number of Firm Shares To Be Purchased	Number of Additional Shares To Be Purchased

Robert W. Baird & Co. Incorporated	3,019,762	452,965

Piper Jaffray & Co.	1,449,486	217,423

Wells Fargo Securities, LLC	724,743	108,711

KeyBanc Capital Markets Inc.	422,767	63,415

Lazard Capital Markets LLC	422,767	63,415

Total:	6,039,525	905,929

SCHEDULE III

Time of Sale Prospectus

1.	Preliminary Prospectus dated April 8, 2011

2.	Bona fide electronic road show as defined in Rule 433(h)(5) under the Securities Act

3.	The following orally communicated pricing information:

Number of Firm Shares to be Sold by Selling Shareholders: 6,039,525

Number of Additional Shares to be Sold by Selling Shareholders: 905,929

Offering size (Firm Shares only): $262,719,337

Public offering price per share: $43.50

Underwriting discount per share: $2.066

Proceeds, before expenses, to the Selling Shareholders: $41.434 per share

Proceeds, before expenses, to the Selling Shareholders: $250,241,678 in total

Discount by underwriters to dealers (selling concession): $1.24 per share

Discount by dealers to other brokers and dealers (reallowance): $0.10 per share

Time of Sale: 10:30 p.m. (Central Time)

Closing date: April 19, 2011

SCHEDULE IV

Shareholders, Executive Officers and Directors

Subject to Lock-up Agreements

Barbara B. Baekgaard

Barbara B. Baekgaard 2009 Grantor Retained Annuity Trust

Robert J. Hall

John E. Kyees

Edward M. Schmults

Patricia R. Miller

Patricia R. Miller 2007 Annuity Trust

Miller 2007 Dynasty Trust

Patricia R. Miller 2009 Annuity Trust

P. Michael Miller

Michael C. Ray

Michael Ray 2009 Grantor Retained Annuity Trust

Kimberly F. Colby

Colby Gift Trust

Colby 2009 Annuity Trust

Jill A. Nichols

Jeffrey A. Blade

C. Roddy Mann

Matthew C. Wojewuczki

David O. Thompson

David R. Traylor

The Chicago Community Foundation

EXHIBIT A-1

SUBSTANCE OF LETTER OF WINSTON & STRAWN LLP TO BE

DELIVERED PURSUANT TO SECTION 6(D)

1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

2. Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, the Underwriting Agreement: (a) violates any judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company, known to us and applicable to the Company; (b) violates any Illinois or Federal statute, law, rule or regulation applicable to the Company that in our experience is typically applicable to transactions of the type contemplated by the Underwriting Agreement (except we express no opinion as to any law that might be violated by any misrepresentation or omission or fraudulent act); (c) breaches or results in a default under any contract, agreement or instrument filed as an exhibit to the Registration Statement (collectively, the “Applicable Documents”); or (d) causes the creation of any security interest in or lien upon (other than any security interest or lien granted under, or created by, the Underwriting Agreement) any property of the Company or any of its subsidiaries pursuant to any of the Applicable Documents. We express no opinion, however, as to whether the execution and delivery of the Underwriting Agreement by the Company, or the performance by the Company of its obligations thereunder, will breach or result in a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

3. No approval, authorization, consent or order of or filing with any governmental or regulatory body or authority of the United States of America is required for the execution and delivery of the Underwriting Agreement by the Company or the consummation of the transactions under the Underwriting Agreement, except (a) such as may be required by the securities or “blue sky” laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (b) those that have been obtained or made and are in full force and effect.

4. The statements summarizing or describing legal matters or proceedings included in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Shares Eligible for Future Sale” and “Certain Material U.S. Federal Income Tax Consequences to Non-U.S. Holders,” insofar as they purport to constitute a summary of or describe laws referred to therein, fairly summarize such laws in all material respects.

5. To our knowledge, there are no material actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its subsidiaries is or would be a party or to which any of their respective properties is or would be subject that are required to be described in the Registration Statement or the Prospectus and are not so described therein.

6. The Company is not, and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

7. To our knowledge, there are no contracts or documents that are required by law to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and that have not been so described or filed as required.

8. The Registration Statement, the Time of Sale Prospectus and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that (a) we express no opinion as to the financial statements, including the notes and schedules thereto, and other financial and statistical data derived therefrom included in the Registration Statement or omitted therefrom and (b) we express no opinion or other assurance as to the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (except to the extent specified in paragraph 4 above and in the paragraph below).

We participated in conferences with representatives of the Company and with representatives of its independent accountants, at which conferences the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendment and supplement thereto and related matters were discussed. Although we did not independently verify such information and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Time of Sale Prospectus or Prospectus (except to the extent specified in paragraph 4 above), on the basis of the foregoing no facts have come to our attention to cause us to believe, nor do we believe, that (1) the Registration Statement (other than the financial statements and related schedules and notes thereto and the other financial and statistical data included therein or omitted therefrom, as to which we express no belief), at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus (other than the financial statements and related schedules and notes thereto and the other financial and statistical data included therein or omitted therefrom, as to which we express no belief), at the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (3) the Prospectus (other than the financial statements and related schedules and notes thereto and the other financial and statistical data included therein or omitted therefrom, as to which we express no belief), as of its date and as of the Closing

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Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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EXHIBIT A-2

SUBSTANCE OF LETTER OF ICE MILLER LLP TO BE DELIVERED

PURSUANT TO SECTION 6(E)

(i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana, for which the most recent required biennial report has been filed with the Secretary of State and no Articles of Dissolution with respect thereto appear as filed in the Secretary of State’s records;

(ii) The Company has all requisite corporate power and corporate authority under Indiana law to own its property and to conduct its business as described in the Time of Sale Prospectus;

(iii) Either the Company or a subsidiary of the Company is qualified, in good standing and authorized to transact business as a foreign corporation in the states of Alabama, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Illinois, Indiana, Kansas, Maryland, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio, Rhode Island, Tennessee, Texas, Virginia, Washington and Wisconsin;

(iv) The total number of shares of capital stock that the Company has the authority to issue is 205,000,000, of which 200,000,000 are designated as common stock and 5,000,000 are designated as preferred stock. All of the outstanding shares of common stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of them were issued in violation of any preemptive or similar rights under Indiana law or the Company’s Articles of Incorporation or Bylaws or, to our knowledge, any agreement or instrument to which the Company is a party;

(v) The issued and outstanding capital stock of the Company immediately prior to the Offering is as stated in the “Principal and Selling Shareholders” section of the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(vi) The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations thereunder will not conflict with or violate or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of a lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any material contract or agreement to which the Company is a party or by which any of its properties is bound. For the purposes of this opinion, “material contract or agreement” means any of the agreements filed by the Company as exhibits to the Registration Statement;

(vii) The execution and delivery by the Company of the Underwriting Agreement do not and the performance by the Company of its obligations thereunder will not (a) violate any provision of the Articles of Incorporation or Bylaws of the Company, (b) conflict with or violate any judgment, order, writ, injunction or decree known to us that is binding on the, or (c) conflict with or violate any law, rule or regulation of the State of Indiana, presently in effect, which is binding on the Company. The opinion expressed in clause (c) is limited to those laws, rules and regulations that a lawyer exercising customary professional diligence in like transactions would reasonably recognize as being applicable to the Company and the transactions contemplated by the Underwriting Agreement;

(viii) The consummation by the Company of the transactions contemplated by the Underwriting Agreement will not require the Company to obtain the consent or approval of or authorization by, or to make any registration or filing with, any governmental authority or regulatory body of the State of Indiana except (a) any approvals and actions that already have been obtained or taken and (b) those necessary for compliance with Indiana state securities laws; provided, however, that this opinion is exclusive of filings associated with Indiana income tax laws, to the extent required in the Underwriting Agreement, as to which we express no opinion; and

(ix) The statements summarizing or describing legal matters or the Articles of Incorporation or Bylaws of the Company included in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors – Risks Related to the Securities Markets and Ownership of our Common Stock”, “Management – Limitation of Liability and Indemnification of Officers and Directors”, “Certain Relationships and Related Party Transactions – Indemnification Agreements and Directors and Officers Liability Insurance” and “Description of Capital Stock”, insofar as they purport to constitute a summary or describe certain provisions of Indiana law or the Articles of Incorporation or Bylaws of the Company, are accurate in all material respects.

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EXHIBIT B

SUBSTANCE OF LETTER OF COUNSEL FOR THE SELLING

SHAREHOLDERS TO BE DELIVERED PURSUANT TO SECTION 6(F)

1. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholders.

2. The execution and delivery of the Underwriting Agreement and the Custody Agreement and the Power of Attorney of each Selling Shareholder (collectively, the “Transaction Documents”) and the performance by the Selling Shareholders of their obligations under the Transaction Documents (including, without limitation, the sale of the Selling Shareholders’ Shares by the Selling Shareholders pursuant to the Underwriting Agreement) will not, with respect to each Selling Shareholder: (a) violate any judgment, order or decree applicable to such Selling Shareholder and known to us; (b) violate any Illinois or Federal statute, law, rule or regulation applicable to such Selling Shareholder that in our experience is typically applicable to transactions of the type contemplated by the Transaction Documents (except we express no opinion as to any law that might be violated by any misrepresentation or omission or fraudulent act); (c) violate any provision of the charter or bylaws (or other organizational documents) as currently in effect of such Selling Shareholder, if the Selling Shareholder is other than a natural person; or (d) breach or result in a default under any contract, agreement, obligation, covenant or instrument to which such Selling Shareholder (or any of her, his or its assets) is subject or bound and has been identified to us by such Selling Shareholder in the attached Certificate, except, in the case of this clause (d), for such breaches or defaults that would not reasonably be expected to impair in any material respect the consummation of such Selling Shareholder’s obligations under the Transaction Documents; and no consent, approval, authorization or order of, or qualification with, any Illinois or Federal governmental body or agency is required for the performance by such Selling Shareholder of her, his or its obligations under the Transaction Documents, except such as (i) may be required by the securities or “blue sky” laws of the various jurisdictions in connection with the offer and sale of the Shares or (ii) may have previously been made or obtained.

3. The Custody Agreement and the Power of Attorney of each Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms; and

4. Upon payment for the Selling Shareholders’ Shares pursuant to the Underwriting Agreement, delivery of such Shares, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim” within the meaning of Section 8-102 of the Uniform Commercial Code in effect in the State of

New York (the “UCC”) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares, and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; in giving this opinion, such counsel may assume that, when such payment, delivery and crediting occur, (w) the Selling Shareholders’ Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its charter, bylaws and applicable law, (x) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, (y) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC and (z) DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York.

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EXHIBIT D

LOCK-UP AGREEMENT

            , 2011

ROBERT W. BAIRD & CO. INCORPORATED

PIPER JAFFRAY & CO.

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated (“Baird”) and Piper Jaffray & Co. (together, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Vera Bradley, Inc., an Indiana corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including the Representatives, of certain shares (the “Shares”) of common stock, without par value, of the Company (the “Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2). The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers or distributions of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (and, for purposes of this agreement, “immediate family” shall consist of any natural person related by blood, marriage or adoption, but not more remote than first cousin), (c) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift, (d) transfers by will or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (e) transfers, if the undersigned is not a natural person, to any partners, members or shareholders of the undersigned or to any entity that is directly or indirectly controlled by, or is under common control with, the undersigned; (f) transfers, if the undersigned is not a natural person, to any corporation or other entity that directly or indirectly owns the entire equity interest in the undersigned (the “Parent Entity”) or to any direct or indirect wholly-owned subsidiary of the Parent Entity, (g) transfers, if the undersigned is not a natural person, to any investment fund or other entity controlled or managed by the undersigned, (h) transfers to the Company; or (i) exercises of options to purchase Common Stock granted by the Company, previously disclosed to the Representatives and outstanding on the date hereof; provided that, in the case of any transfer pursuant to clause (b), (c), (d), (e), (f) or (g), (1) each transferee shall sign and deliver a Lock-Up Agreement substantially in the form of this agreement and (2) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period. In addition, the undersigned agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop-transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

Notwithstanding anything to the contrary herein, the undersigned shall be permitted to establish a contract, instruction or plan that complies with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”) at any time during the Restricted Period; provided that, prior to the expiration of the Restricted Period, (i) the undersigned shall not transfer any of the Common Stock or other securities convertible into Common Stock under such 10b5-1 Plan and (ii) no public announcement or disclosure of entry into such 10b5-1 Plan is made or required to be made, including any filing with the Commission under Section 13 or Section 16 of the Exchange Act.

Notwithstanding the foregoing paragraph, the undersigned may, if the undersigned is a Selling Shareholder (as such term is defined in the Underwriting Agreement), transfer shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock to the Underwriters in the Public Offering.

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If:

(1) during the last 17 days of the Restricted Period the Company issues an earnings release or announces material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period;

then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless waived by Baird.

The undersigned acknowledges that notice of any extension of the Restricted Period will be provided by the Company, with a copy to Baird, by no later than the last day of the Restricted Period. In the absence of notice by the Company of such extension, the restrictions imposed by this agreement shall be deemed to have expired.

In addition, the undersigned hereby waives any and all notice requirements and other rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the Public Offering.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns, provided that this agreement shall automatically terminate and be of no further effect if (i) the Public Offering shall not be consummated on or before September 30, 2011, (ii) the Company shall withdraw the Registration Statement on Form S-1 pursuant to which the Common Stock is to be registered or all of the Common Stock covered by such Registration Statement when it is declared effective by the Commission shall be deregistered, (iii) for any reason the Underwriting Agreement shall be terminated before the closing of the Public Offering or (iv) before the execution and delivery of the Underwriting Agreement, the Company shall notify the undersigned and Baird that it will not be proceeding with the Public Offering.

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Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering shall be made only pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Signature)

(Printed Name)

(Capacity)

(Indicate capacity if person signing is signing as custodian or trustee on behalf of an entity)

(Address)

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